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                                                [SHIP LOGO] [VANGUARD/(R)/ LOGO]





VANGUARD/(R)/ TAX-MANAGED SMALL-CAP FUND



SUPPLEMENT TO THE PROSPECTUS DATED JULY 20, 2007

The Tax-Managed Small-Cap Fund's Primary Investment Strategies are replaced with the following:


PRIMARY INVESTMENT STRATEGIES
The Fund purchases stocks included in the Standard & Poor's SmallCap 600 Index--an index that is made up of stocks of smaller U.S. companies--in approximately the same proportions as in the Index. To improve tax efficiency, the Fund may limit investments in Index securities that have undesirable tax characteristics, and may continue to hold securities of issuers no longer included in the Index. For more information, see "Security Selection" under MORE ON THE FUNDS.












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